Exhibit 10.7

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Triple asterisks denote omissions.

AMENDMENT NO. 1
TO THE
STRATEGIC COLLABORATION, OPTION AND LICENSE AGREEMENT
This Amendment No. 1 to the Strategic Collaboration, Option and License Agreement, dated October 26, 2015, between Vertex Pharmaceuticals Incorporated (“ Vertex Parent ”) and Vertex Pharmaceuticals (Europe) Limited (“ Vertex UK ” and together with Vertex Parent, “ Vertex ”), on the one hand, and CRISPR Therapeutics AG (“ CRISPR AG ”), CRISPR Therapeutics, Inc. (“ CRISPR Inc. ”), CRISPR Therapeutics Limited (“ CRISPR UK ”) and TRACR Hematology Ltd (“ Tracr ” and together with CRISPR AG, CRISPR Inc. and CRISPR UK “ CRISPR ”), on the other hand (this “ Amendment ”) is entered into as of this 12th day of December, 2017 (the “ Amendment Effective Date ”) by and between Vertex and CRISPR. Capitalized terms used and not defined herein have their respective meanings set forth in the Agreement (as defined below).
RECITALS
WHEREAS , Vertex and CRISPR entered into that certain Strategic Collaboration, Option and License Agreement, dated October 26, 2015 (the “ Agreement ”);
WHEREAS , pursuant to Section 6.1.2(c) of the Agreement, Vertex and CRISPR are entering into a Joint Development and Commercialization Agreement (the “ JDCA ”) with respect to certain Shared Products; and
WHEREAS , in connection with the execution of the JDCA, Vertex and CRISPR now wish to amend and update certain portions of the Agreement as set forth herein;
NOW, THEREFORE , in consideration of the respective covenants, representations, warranties and agreements set forth herein, the Parties hereto agree as follows:
ARTICLE 1
AMENDMENTS
1.1 Amendment to Section  1.27 . Section 1.27 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.27.
“ Collaboration Target ” means a Vertex Target that Vertex has selected as the subject of a Research Plan in accordance with Section 2.3.3. For clarity, if Vertex exercises an Option with respect to any such Vertex Target, such Vertex Target shall continue to constitute a “Collaboration Target” under this Agreement during the Agreement Term.”

1.2 Amendment to Section  1.117 . The final sentence of the third paragraph of Section 1.117 of the Agreement is hereby deleted in its entirety and replaced with the following: “For clarity, [***].”
1.3 Amendment to Section  2.13.2 . The final sentence of Section 2.13.2 of the Agreement is hereby deleted in its entirety and replaced with the following: “For the avoidance of doubt, each Party’s obligations under this Section 2.13.2 will terminate (a) with respect to a [***] and (b) with respect to a [***].”

1.4 Amendment to Section  3.1.2 . Clause (h) of Section 3.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
(h) perform such other duties as are specifically assigned to the JRC under this Agreement or any Joint Development & Commercialization Agreement.
1.5 Amendment to Section  4.1.1 .
(a) The first sentence of Section 4.1.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “CRISPR hereby grants to Vertex and its Affiliates an exclusive option to obtain the Exclusive License with respect a maximum of six Collaboration Targets (each, an “ Option ,” and such six Collaboration Target maximum, the “ Option Cap ”), [***].”
(b) The second sentence of Section 4.1.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “On a Collaboration Program-by-Collaboration Program basis, at any time starting on the Effective Date, but no later than [***] days after Vertex’s receipt of an Option Exercise Data Package for the applicable Collaboration Program (the “ Option Deadline ”), Vertex will notify CRISPR as to whether or not Vertex is exercising the Option for such Collaboration Program; provided , that if, following receipt of the applicable Option Exercise Data Package, Vertex delivers a Continuation Notice to the JRC, the Option Deadline will be extended until the date that is [***] days after Vertex’s receipt of a revised Option Exercise Data Package reflecting the results of the Continuation Research as provided in Section 2.6.”
1.6 Amendment to Section  7.2 . Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.	Reserved .”
1.7 Amendment to Section  11.1 . Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“11.1.
Agreement Term; Expiration . This Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this ARTICLE 11, will continue in full force and effect until this Agreement expires as follows:

11.1.1.
on a country-by-country and Product-by-Product basis, on the date of expiration of (a) all payment obligations under this Agreement or any Joint Development & Commercialization Agreement and (b) any payment obligations of either Party with respect to Opt-Out Royalties (as defined in the applicable Joint Development & Commercialization Agreement), in each case ((a) and (b)), with respect to such Product in such country;

11.1.2.
in its entirety upon the expiration of (a) all payment obligations under this Agreement or any Joint Development & Commercialization Agreement and (b) any payment obligations of either Party with respect to Opt-Out Royalties (as defined in the applicable Joint Development & Commercialization Agreement), in each case ((a) and (b)), with respect to all Products in all countries pursuant to Section 11.1.1; and

11.1.3.	in its entirety upon expiration of all Options if Vertex has not exercised any Option as provided in Section 4.1.1.”
1.8 Amendment to Section  13.5 . Section 13.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“13.5.
Notices . All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by nationally-recognized overnight courier or sent by electronic mail, confirmation of receipt requested, addressed as follows:

If to Vertex:
Vertex Pharmaceuticals Incorporated
Attn: Business Development
50 Northern Avenue
Boston, Massachusetts 02110
E-mail: phil_tinmouth@vrtx.com
with a copy to:
Vertex Pharmaceuticals Incorporated
Attn: Corporate Legal
50 Northern Avenue
Boston, Massachusetts 02110
E-mail: paige_goodwin@vrtx.com
and:
Ropes & Gray LLP
Attn: Marc A. Rubenstein
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
E-mail: marc.rubenstein@ropesgray.com
If to CRISPR:
CRISPR Therapeutics AG
Attn: Chief Executive Officer
Baarerstrasse 14
6300 Zug
Switzerland
E-mail: samarth.kulkarni@crisprtx.com

with a copy to:
Goodwin Proctor LLP
Attn: Christopher Denn
53 State Street
Boston, Massachusetts 02109
E-mail: cdenn@goodwinlaw.com
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. In addition, each Party will deliver a courtesy copy to the other Party’s Alliance Manager concurrently with such notice. Any such notice will be deemed to have been given: (a) when delivered if personally delivered on a Business Day (or, if delivered on a non-business day, then on the next Business Day); (b) on receipt if sent by overnight courier; or (c) when confirmation of receipt is sent, if sent by electronic mail. Any notices required or permitted under this Agreement that are delivered by Vertex to CRISPR AG pursuant to this Section 13.5 shall be deemed properly delivered hereunder to each of CRISPR UK, CRISPR AG, CRISPR Inc. and Tracr.”

1.9 Amendment of Certain Cross-References .
(a) The reference to “this Section 8.1.3” in Section 8.1.2(d) is hereby deleted and replaced with a reference to “this Section 8.1.2”.
(b) The reference to “Section 11.2.5 (Public Announcements; Publications)” in Section 11.4.1(c) is hereby deleted.
(c) The reference to “Schedule 2.2” in Section 2.2 of Schedule G is hereby deleted and replaced with a reference to “Schedule I”.
(d) The reference to “Schedule F” in Schedule I is hereby deleted and replaced with a reference to “Schedule G”.
(e) The reference to “Schedule I” in Schedule L is hereby deleted and replaced with a reference to “this Schedule L”.
ARTICLE 2
DESIGNATION OF [ *** ] AS COLLABORATION TARGET
The Parties hereby agree that the [***] (“ [ *** ] ”) is a Collaboration Target under the Agreement, effective as of the Amendment Effective Date.

ARTICLE 3
DEEMED OPTION EXERCISE BY VERTEX
Notwithstanding anything to the contrary in the Agreement, the execution of the JDCA by the Parties shall be deemed to constitute an exercise by Vertex of the Option with respect to [***]. In accordance with Section 4.1.1 of the Agreement, as amended by this Amendment, such Option exercise with respect to [***]
ARTICLE 4
REFERENCE TO AND EFFECT ON THE AGREEMENT
4.1 Reference to Agreement . Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.
4.2 Effectiveness of Amendment . Upon execution and delivery of this Amendment by both Parties, the amendments set forth above shall be effective as of the Amendment Effective Date. Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties.
ARTICLE 5
MISCELLANEOUS
5.1 Governing Law. This Amendment, and all claims arising under or in connection therewith, will be governed by and interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts, without regard to conflict of law principles thereof.
5.2 Descriptive Headings . The descriptive headings of this Amendment are for convenience only and will be of no force or effect in construing or interpreting any of the provisions of this Amendment.

5.3 Counterparts . This Amendment may be executed in two counterparts, each of which will be an original and both of which will constitute together the same document. Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.
[ Signature Page Follows ]

IN WITNESS WHEREOF , the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

VERTEX PHARMACEUTICALS INCORPORATED		CRISPR THERAPEUTICS AG

By:	/s/ Ian Smith	By:	/s/ Rodger Novak
Name:	Ian Smith	Name:	Rodger Novak
Title:	Executive Vice President, Chief Operating Officer	Title:	President

VERTEX PHARMACEUTICALS (EUROPE) LIMITED		CRISPR THERAPEUTICS LIMITED

By:	/s/ Ian Smith	By:	/s/ Tyler Dylan-Hyde
Name:	Ian Smith	Name:	Tyler Dylan-Hyde
Title:	Director	Title:	Director and Chief Legal Officer

CRISPR THERAPEUTICS, INC.

		By:	/s/ Rodger Novak
		Name:	Rodger Novak
		Title:	President

TRACR HEMATOLOGY LTD.

		By:	/s/ Tyler Dylan-Hyde
		Name:	Tyler Dylan-Hyde
		Title:	Director